UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 30, 2000

                             TRIAD INDUSTRIES, INC.
                              (Name of Registrant)

  Nevada                               0-28581                88-0422528
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)          Identification No.)


            16935 West Bernard Drive, Suite 232, San Diego, CA 92127
                    (Address of principle executive offices)



Registrants telephone number, including area code     (858) 618-1710


                                       N/A

          (Former name or former address, if changed since last report)








Item 2. Acquisition or Disposition of Assets

     On June 30, 2000, Triad Industries, Inc., (the Company) acquired 100% of the assets, subject to liabilities of Northwest Medical Clinic, Inc., and 100% of the assets subject to the liabilities, its two affiliated corporations, Amerimed of Georgia, Inc., and Florimed of Tampa, Inc., in exchange for 1,463,302 shares of the Companys common stock. Northwest Medical operates a medical clinic in Smyrna, Georgia a suburb in Northwest Atlanta, Georgia. Northwest operates in the personal injury and sleep disorder business. Amerimed and Florimed for all intents and purposes do not perform any business activities, however, they still have active accounts receivable which they receive payments on.

     The major  assets  acquired  in the  transactions  was  $1,417,481  (net of allowance for uncollectible accounts) in accounts receivable. The major liabilities acquired were notes and accounts payable in the amount of $135,749. ( See attached exhibits)

     The  transaction was accounted for as a purchase in accordance with APB No.
16. The assets subject to the liabilities were acquired from the shareholders of Northwest Medical Clinic, Inc., and its two affiliated corporations Amerimed of Georgia, Inc., and Florimed of Tampa, of which there were no material relationships between the shareholders of Northwest Medical Clinic, Inc., and any of the Companys affiliates, officers or directors.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereinto duly authorized.




                                                     Triad Industries, Inc.



                                                     /S/ Gary DeGano
                                                     Gary DeGano, President


July 10, 2001




Northwest Medical Clinic, Inc.
(a Georgia Corporation)
16935 W. Bernardo Drive, #232
San Dieog, CA 92127

We have audited the accompanying balance sheet of Northwest Medical Clinic, Inc. as of June 30, 2000. The financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about wether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by mangement, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2000, in conformity with generally accepted accounting principles.


/S/ Armand C. Ibarra
Armando C. Ibarra, CPA

July 17, 2000


                           NORTHWEST MEDICAL CLINIC, INC.
                             CONSOLIDATED BALANCE SHEET
                                    JUNE 30, 2000
   ASSETS
Current Assets
      Cash                                                            $    1,731
      Accounts receivable                                              1,417,481
  Total Current Assets                                                 1,419,212
Net Property & Equipment                                                  46,125
Other Assets
      Security Deposits                                                      325
  Total Other Assets                                                         325
     TOTAL ASSETS                                                     $1,465,662
            LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
      Trade payable                                                   $    3,196
      Notes payable                                                      132,553
  Total Current Liabilities                                              135,749
     TOTAL LIABILITIES                                                   135,749
Stockholders' Equity
      Retained earnings                                                1,329,913
  Total Stockholders' Equity                                           1,329,913
     TOTAL LIABILITIES &
            STOCKHOLDERS' EQUITY                                      $1,465,662




              TRIAD INDUSTRIES, INC.
              Pro Forma Balance Sheet
                As of June 30, 2000
                                                                   Northwest
                                                                    Medical
                                                   Triad          Clinic, Inc.
                                               Industries, Inc.   (Acquisition)
                      ASSETS
Current Assets
Cash                                               $   75,050         $    1,731
Accounts receivable                                   322,537                  0
Accounts receivable -
medical clinic                                              0          1,417,481
Marketable securities                                 662,832                  0
Impound account                                         1,959                  0
Assets held for sale                                1,022,095                  0
Deferred tax benefit                                  343,114                  0
Total Current Assets                                2,427,587          1,419,212
Net Property & Equipment                            3,396,008             46,125
Other Assets
Investment in securities
available for sale                                    175,000                  0

Security deposits                                         325                325
Gift certificates                                       6,000                  0
Total Other Assets                                    181,325                325
TOTAL ASSETS                                       $6,004,920         $1,465,662


                                                                         Total
                                                                       Pro Forma
                      ASSETS
Current Assets
Cash                                                                  $   76,781
Accounts receivable                                                      322,537
Accounts receivable - medical clinic                                  1,4174,481
Marketable securities                                                    662,832
Impound account                                                            1,959
Assets held for sale                                                   1,022,095
Deferred tax benefit                                                     343,114
Total Current Assets                                                   3,846,799
Net Property & Equipment                                               3,442,133
Other Assets
Investment in securities available for                                   175,000
sale
Security deposits                                                            650
Gift certificates                                                          6,000
Total Other Assets                                                       181,650
TOTAL ASSETS                                                          $7,470,582







                     TRIAD INDUSTRIES, INC.
                     Pro Forma Balance Sheet
                       As of June 30, 2000
                                                       Northwest
                                                        Medical
                                           Triad      Clinic, Inc.      Total
                                        Industries,  (Acquisition)    Pro Forma
                                             Inc.
 LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable                       $    10,187    $         0   $    10,187
Trade payable                                    0          3,196         3,196
Notes payable                                    0        132,553       132,553
Loans payable                              173,294              0       173,294
Greentree lease                                767              0           767
Taxes payable                                6,251              0         6,251
Line of credit                              30,000              0        30,000
Security deposits                           39,712              0        39,712
Notes payable on
assets held for sale                       796,922              0       796,922
Trust deeds and mortgages                2,782,500              0     2,782,500
Total Current Liabilities                3,839,633        135,749     3,975,382
TOTAL LIABILITIES                        3,839,633        135,749     3,975,382
Stockholders' Equity
Preferred stock ($1.00
par value, 10,000,000 shares               850,000              0       850,000
authorized 850,000 shares
issued and outstanding.)

Common stock ($0.001 par
value, 50,000,000 shares                     8,170              0         8,170
authorized; 8,170,303 shares
issued and outstanding
for June 2000.)

Paid in capital                          1,967,650              0     1,967,650
Stock subscription receivable              (62,500)             0       (62,500)
Retained earnings (deficit)               (598,033)     1,329,913       731,880
Total Stockholders' Equity               2,165,287      1,329,913     3,495,200
TOTAL LIABILITIES
& STOCKHOLDERS' EQUITY                 $ 6,004,920    $ 1,465,662   $ 7,470,582




                TRIAD INDUSTRIES, INC.
          Pro Forma Statement of Operations
        For The Six Months Ended June 30, 2000
                                                       Northwest
                                                         Medical
                                        Triad          Clinic, Inc.     Total
                                   Industries, Inc.   (Acquisition)   Pro Forma
    REVENUES
Consulting income                         $ 324,993     $       0     $ 324,993
Medical services                                  0       307,565       307,565
Rental income                               333,316             0       333,316
Cost of revenues                            (38,135)            0       (38,135)
Total Revenues                              620,174       307,565       927,739
OPERATING COSTS
Depreciation & amortization                 154,984           871       155,855
Bad debt expense                                  0             0             0
Administrative expenses                     410,058       320,346       730,404
Total Operating Costs                       565,042       321,217       886,259
OTHER INCOME & (EXPENSES)
Interest income                                 660             0           660
Other expense                                   (54)            0           (54)
Unrecognized
ain / (loss )                                     0             0             0
Cost of sales of
marketable securities                       (62,865)            0       (62,865)
Realized gain on sale of
marketable securities                        99,175             0        99,175
Unrealized gain on
valuation of marketable                     253,309             0       253,309
securities
Unrealized (loss) on
valuation of marketable                     (44,937)            0       (44,937)
securities
Net gain / (loss)
on disposable assets                         18,108             0        18,108
Utility charges                               1,250             0         1,250
Fee income                                       74             0            74
Interest expense                           (214,158)       (1,761)     (215,919)
Total Other Income & (Expenses)              50,562        (1,761)       48,801
NET INCOME (LOSS) BEFORE TAXES              105,694       (15,413)       90,281
PROVISION FOR INCOME TAXES                   24,186             0        24,186
NET INCOME (LOSS)                         $  81,508     $ (15,413)    $  66,095